UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 16, 2019

Galaxy Gaming, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-30653	20-8143439
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6767 Spencer Street, Las Vegas, Nevada	89119
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (702) 939-3254

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
none

Item 1.01	Entry into a Material Definitive Agreement

On August 16, 2019, Galaxy Gaming, Inc. (“Galaxy” or the “Company”) and Zions Bancorporation N.A. dba Nevada State Bank entered into a Third Amendment to Credit Agreement (the “Third Amendment”), pursuant to which the Credit Agreement, dated April 24, 2018, by and between Galaxy and ZB, N.A. dba Nevada State Bank (as amended on April 22, 2019 and May 6, 2019, the “Credit Agreement”) was amended as described herein.  The Third Amendment provides for the addition of an unused fee equal to 0.25% on the difference between the Revolving Commitment Amount and the average daily balance of the Revolving Loan during each fiscal quarter, commencing with the quarter ending on June 30, 2019, and retroactive to April 22, 2019.

The Third Amendment contains representations and warranties and affirmations regarding the Third Amendment and the Credit Agreement that are customary for financing transactions.  Other than as specifically referenced in the Third Amendment, the Credit Agreement remains in full force and effect.

The foregoing description of the Third Amendment is not complete and is qualified in its entirety by reference to the Third Amendment filed as Exhibit 10.2 hereto.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.2	Third Amendment to Credit Agreement, dated August 16, 2019, between GALAXY GAMING, INC., a Nevada corporation, and ZIONS BANCORPORATION N.A. dba NEVADA STATE BANK, a Nevada state banking corporation.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GALAXY GAMING, INC.

By:	/s/ Harry C. Hagerty
Name:	Harry C. Hagerty
Title:	Chief Financial Officer

Date: August 27, 2019

Exhibit Index

Exhibit No.	Description

10.2	Third Amendment to Credit Agreement, dated August 16, 2019, between GALAXY GAMING, INC., a Nevada corporation, and ZIONS BANCORPORATION, N.A. dba NEVADA STATE BANK, a Nevada state banking corporation.